                                                                    EXHIBIT 21.1
                         SUBSIDIARIES OF THE REGISTRANT

Subsidiary                                         Jurisdiction of incorporation

Botetourt Leasing, Inc.                                      Virginia
NTELOS Cable Inc.                                            Virginia
NTELOS Cable of Virginia Inc.                                Virginia
NTELOS Communications Services Inc.                          Virginia
NTELOS Cornerstone Inc.                                      Virginia
NTELOS Licenses Inc.                                         Virginia
NTELOS Network Inc.                                          Virginia
NTELOS PCS Inc.                                              Virginia
NTELOS Telephone Inc.                                        Virginia
NTELOS Telephone LLC                                         Virginia
NTELOS of Maryland Inc.                                      Virginia
NTELOS of Kentucky Inc.                                      Virginia
NTELOS Net LLC                                               Virginia
NTELOS NetAccess Inc.                                        Virginia
NTELOS PCS North Inc.                                        Virginia
NTELOS Wireless Inc.                                         Virginia
NA Communications Inc.                                       Virginia
R&B Cable, Inc.                                              Virginia
R&B Communications, Inc.                                     Virginia
R&B Network, Inc.                                            Virginia
R&B Network LLC                                              Virginia
Richmond 20 MHz, LLC                                         Delaware
Roanoke and Botetourt Telephone Company                      Virginia
R&B Telephone LLC                                            Virginia
The Beeper Company                                           Virginia
Virginia PCS Alliance, L.C.                                  Virginia
Virginia RSA 6 Cellular Limited Partnership                  Virginia
Virginia Telecommunications Partnership                      Virginia
West Virginia PCS Alliance, L.C.                             Virginia